                                                                     EXHIBIT 4.1

     -------------------                                                   -------------------
            NUMBER                                                                SHARES

       SQ
     -------------------                                                   -------------------
         COMMON STOCK                                                         COMMON STOCK

                               [LOGO OF SEQUENOM INDUSTRIAL GENOMICS]

 INCORPORATED UNDER THE LAWS                                                 SEE REVERSE FOR
  OF THE STATE OF DELAWARE                                                 CERTAIN DEFINITIONS

                                                                            CUSIP 817337 10 8

This Certifies that








is the record holder of


         FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

      ___________________________________                       ___________________________________
      ___________________________________     SEQUENOM, INC     ___________________________________
      ___________________________________                       ___________________________________

      transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

        Dated:

                                                   [SEAL]

                    /s/ [ILLEGIBLE]                                      /s/ [ILLEGIBLE]
                        SECRETARY                                              PRESIDENT

        COUNTERSIGNED AND REGISTERED:
            AMERICAN STOCK TRANSFER A TRUST COMPANY
                 TRANSFER AGENT AND REGISTRAR

        BY

                             AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT-                Custodian
TEN ENT - as tenants by the entireties                              ---------------          -------------------
JT TEN  - as joint tenants with right of                                 (Cust)                  (Minor)
          survivorship and not as tenants                           under Uniform Gifts to Minors
          in common                                                 Act
                                                                        -------------------------------
                                                                                    (State)

                                                  UNIF TRF MIN ACT-                   Custodian (until age      )
                                                                    -----------------                     ------
                                                                         (Cust)
                                                                                         under Uniform Transfers
                                                                    ---------------------
                                                                         (Minor)
                                                                    to Minors Act
                                                                                 -------------------------------
                                                                                              (State)

   Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,             hereby sell, assign and transfer unto
                       -------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------



                                       X
                                        ----------------------------------------

                                       X
                                        ----------------------------------------
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S)
                                          AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  -----------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.